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                                                                    EXHIBIT 99.1










                            VERSO TECHNOLOGIES, INC.



                   SERIES B PREFERRED STOCK PURCHASE AGREEMENT

















                             Dated as of May 4, 2001



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                                TABLE OF CONTENTS

                                                                                      PAGE
                                                                                      ----

SECTION 1.        PURCHASE AND SALE OF SERIES B PREFERRED STOCK..........................1

1.1.     Sale and Issuance of Series B Preferred Stock...................................1
1.2.     Closings; Deliveries............................................................1

SECTION 2.        REPRESENTATIONS AND WARRANTIES OF THE COMPANY..........................2

2.1      Organization, Good Standing and Qualification...................................2
2.2      Capitalization and Voting Rights................................................3
2.3      Authorization...................................................................3
2.4      Compliance with Other Instruments...............................................3
2.5      Filings, Consents and Approvals.................................................4
2.6      Litigation; Proceedings.........................................................4
2.7      No Default or Violation.........................................................5
2.8      Private Offering................................................................5
2.9      SEC Documents; Financial Statements.............................................5
2.10     Investment Company..............................................................6
2.11     Certain Fees....................................................................6
2.12     Listing and Maintenance Requirements............................................6
2.13     Patents and Trademarks..........................................................6
2.14     Registration Rights; Rights of Participation....................................7
2.15     Regulatory Permits..............................................................7
2.16     Title...........................................................................7
2.17     Absence of Certain Proceedings..................................................7
2.18     Labor Relations.................................................................8
2.19     Non-Public Information..........................................................8

SECTION 3.        REPRESENTATIONS AND WARRANTIES OF THE PURCHASER........................8

3.1      Organization; Authority.........................................................8
3.2      Investment Intent...............................................................8
3.3      Purchaser Status................................................................9
3.4      Experience of the Purchaser.....................................................9
3.5      Ability of the Purchaser to Bear Risk of Investment.............................9
3.6      Access to Information...........................................................9
3.7      Restricted Securities...........................................................9
3.8      No Public Market...............................................................10
3.9      Legends........................................................................10
3.10     Reliance.......................................................................10
3.11     Limitation.....................................................................10

SECTION 4.        CONDITIONS OF THE PURCHASER'S INVESTMENT..............................11

4.1      Representations and Warranties.................................................11
4.2      Performance....................................................................11
4.3      Registration Rights Agreement..................................................11
4.4      No Injunction, etc.............................................................11

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
4.5      Compliance Certificate.........................................................11
4.6      Blue Sky.......................................................................11
4.7      Corporate Proceedings..........................................................11
4.8      Filing of Statement of Rights..................................................12
4.9      Corporate Documents............................................................12
4.10     Secretary's Certificate........................................................12
4.11     Good Standing Certificates.....................................................12
4.12     Opinion of Company Counsel.....................................................12

SECTION 5.        CONDITIONS OF THE COMPANY'S OBLIGATIONS AT CLOSING....................12

5.1.     Representations and Warranties.................................................12
5.2.     Performance....................................................................13
5.3.     Registration Rights Agreement..................................................13
5.4      Qualifications.................................................................13
5.5      Compliance Certificate.........................................................13

SECTION 6.        COVENANTS.............................................................13

6.1.     Notice of Adverse Changes......................................................13
6.2.     Automatic Redemption...........................................................13

SECTION 7.        TERMINATION...........................................................14


SECTION 8.        MISCELLANEOUS.........................................................14

8.1      Survival of Warranties.........................................................14
8.2      Transfer; Successors and Assigns; Assignment...................................14
8.3      Governing Law..................................................................14
8.4      Counterparts; Facsimile Delivery...............................................15
8.5      Titles and Subtitles; Exhibits.................................................15
8.6      Notices........................................................................15
8.7      Finder's Fee...................................................................16
8.8      Fees and Expenses..............................................................16
8.9      Attorney's Fees................................................................16
8.10     Amendments and Waivers.........................................................16
8.11     Severability...................................................................17
8.12     Delays or Omissions............................................................17
8.13     Entire Agreement...............................................................17


EXHIBITS:

Exhibit A -       Statement of Rights of Preferred Stock Series B
Exhibit B -       Schedule of Exceptions to Representations and Warranties
Exhibit C -       Form of Registration Rights Agreement


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                   SERIES B PREFERRED STOCK PURCHASE AGREEMENT

         This SERIES B PREFERRED STOCK PURCHASE AGREEMENT (the "Agreement") is made as of the 4th day of May, 2001 by and between VERSO TECHNOLOGIES, INC., a Minnesota corporation, (the "Company") and TELEMATE.NET SOFTWARE, INC., a Georgia corporation (the "Purchaser").

                                   WITNESSETH:

         WHEREAS, subject to the terms and conditions set forth in this Agreement, the Company desires to issue and sell to the Purchaser, and the Purchaser desires to purchase and receive from the Company, an aggregate of TEN MILLION DOLLARS ($10,000,000.00) of the Company's Series B Preferred Stock having the terms, conditions and designations more particularly described in Exhibit A attached hereto (the "Series B Preferred Stock");

         NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy are hereby acknowledged, the Company and the Purchaser hereby agree as follows:

SECTION 1.        PURCHASE AND SALE OF SERIES B PREFERRED STOCK.

                  1.1.     SALE AND ISSUANCE OF SERIES B PREFERRED STOCK.

                  Subject to the terms and conditions of this Agreement, the Purchaser agrees to purchase, and the Company agrees to sell and issue to the Purchaser, in the manner and at the times and places set forth below, 500,000 shares of Series B Preferred Stock at a purchase price of $20 per share. The shares of Series B Preferred Stock issued to the Purchaser pursuant to this Agreement shall be hereinafter referred to as the "Stock." This Agreement, together with the Schedule of Exceptions attached hereto as Exhibit B, the Statement of Rights of Preferred Stock Series B (the "Statement of Rights") attached hereto as Exhibit A, and the Registration Rights Agreement (the "Registration Rights Agreement") attached hereto as Exhibit C (collectively, the "Transaction Documents"), will comprise the primary agreements governing the relationship between the Company and the Purchaser with respect to the subject matter hereof.

                  Prior to the Initial Closing (as defined below), the Company will have adopted and filed with the Secretary of State of Minnesota the Statement of Rights, in substantially the form attached hereto as Exhibit B, establishing, among other things, the Series B Preferred Stock.

                  1.2.     CLOSINGS; DELIVERIES.

                           (A) The initial closing of the purchase and sale of the Series B Preferred Stock (the "Initial Closing") shall take place at the offices of the Company on the date that the Company is required to establish the "Escrow Fund" pursuant to that certain Escrow Agreement to be entered into by the Company and certain other parties (the "Escrow Agreement") in connection with the definitive stock purchase agreement to be executed by the Company relating to the acquisition of the entity, the identity of which is set forth in the Schedule of Exceptions (the "Subsidiary Purchase Agreement"), or at such other time and place as the Company and the Purchaser mutually agree upon orally or in writing (the "Initial Closing Date"). At the Initial Closing, the Purchaser shall purchase and the Company shall sell an aggregate of Two Million Three Hundred Thousand Dollars (U.S.$2,300,000) of the Stock. Also at the Initial Closing or soon as practicable thereafter, the Company shall deliver to the Purchaser countersigned pages to the Registration Rights Agreement and a certificate representing the Stock being purchased thereby against payment of the purchase price therefor by wire transfer to the Company's designated bank account.

                           (B) A subsequent closing of the purchase and sale of the Series B Preferred Stock (the "Subsequent Closing") shall take place at the offices of the Company on the date that the Company closes the transactions contemplated by the Subsidiary Purchase Agreement. At the Subsequent Closing, the Purchaser shall purchase and the Company shall sell the remaining shares of the Stock having an aggregate value of Seven Million Seven Hundred Thousand Dollars (U.S.$7,700,000). The Initial Closing and the Subsequent Closing shall each be deemed a "Closing" under this Agreement.

SECTION 2.        REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         The Company hereby represents and warrants to the Purchaser that, except as set forth on the Schedule of Exceptions attached hereto as Exhibit B, which exceptions shall be deemed to be representations and warranties as if made hereunder:

                  2.1      ORGANIZATION, GOOD STANDING AND QUALIFICATION.

                  The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Minnesota with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company has no subsidiaries other than as set forth in the Schedule of Exceptions (collectively the "Subsidiaries"). Each of the Subsidiaries is an entity, duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite corporate or limited liability company (as the case may be) power and authority to own and use its properties and assets and to carry on its business as currently conducted. Each of the Company and the Subsidiaries is duly qualified to do business and is in good standing as a foreign organization in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not be reasonably expected to, individually or in the aggregate, (x) adversely affect the legality, validity or enforceability of the Stock or any of the Transaction Documents, (y) have or result in a material adverse effect on the results of operations, assets, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (z) adversely impair the Company's ability to perform fully on a timely basis its obligations under any of the Transaction Documents (any of (x), (y) or (z), a "Material Adverse Effect").


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

                  2.2      CAPITALIZATION AND VOTING RIGHTS.

                  The number and type of authorized, issued and outstanding capital stock of the Company is set forth in the Schedule of Exceptions. Except as disclosed in the Schedule of Exceptions, the Company owns all of the capital stock of each Subsidiary. No shares of Common Stock are entitled to preemptive or similar rights, nor is any holder of securities of the Company or any Subsidiary entitled to preemptive or similar rights arising out of any agreement or understanding with the Company or any Subsidiary by virtue of any of the Transaction Documents. Except as a result of the purchase and sale of the Stock and except as disclosed in the Schedule of Exceptions, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any individual, corporation, limited liability company, trust, partnership or other similar entity (collectively "Person") any right to subscribe for or acquire, any shares of Common Stock or Series B Preferred Stock, or contracts, commitments, understandings, or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Series B Preferred Stock, or securities or rights convertible or exchangeable into shares of Common Stock or Series B Preferred Stock.

                  2.3      AUTHORIZATION.

                  The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder. The execution and delivery by the Company of each of the Transaction Documents requiring execution and delivery in connection with the transactions contemplated hereby and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company, and no further action is required by the Company. Each of the Transaction Documents has been duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity) and except to the extent that rights to indemnification and contribution contained in this Agreement may be limited by federal or state securities laws on public policy relating thereto. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, by-laws or other charter or organizational documents.

                  2.4      COMPLIANCE WITH OTHER INSTRUMENTS.

                  The Company is not in violation or default of any provisions of its Articles of Incorporation or Bylaws or of any instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound or, to its knowledge, of any provision of federal or state statute, rule or regulation applicable to the Company. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of the Articles of Incorporation, the Statement of Rights or Bylaws of the Company, or (ii) subject to obtaining the Required Approvals (as defined below), conflict with, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), as could not reasonably be expected to, individually or in the aggregate, have or result in a Material Adverse Effect. The business of the Company is not being conducted in violation of any law, ordinance or regulation of any governmental authority, except for violations which, individually or in the aggregate, could not reasonably be expected to have or result in a Material Adverse Effect.

                  2.5      FILINGS, CONSENTS AND APPROVALS.

                  Neither the Company nor any Subsidiary is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than
(i) the filings required pursuant to Section 1.1(b), (ii) applicable state securities or "Blue Sky" filings, (iii) the consent of the "Lenders" under the Revolving Credit and Security Agreement dated March 14, 2000, among Company, the other borrowers from time to time party thereto, the various lenders who are or may become parties thereto as lenders ("Lenders"), and PNC Bank, National Association, in its capacity as administrative and collateral agent for the Lenders (together with its successors in such capacity, "Agent") (as at any time amended, the "PNC Agreement"), and (iv) in all other cases where the failure to obtain such consent, waiver, authorization or order, or to give such notice or make such filing or registration could not reasonably be expected to have or result in, individually or in the aggregate, a Material Adverse Effect (collectively, the "Required Approvals").

                  2.6      LITIGATION; PROCEEDINGS.

                  There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an "Action") which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Stock or (ii) could reasonably be expected to, individually or in the aggregate, have or result in a Material Adverse Effect.

                  2.7      NO DEFAULT OR VIOLATION.

                  Neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred which has not been waived which, with notice or lapse of time or both, could result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgment or order of any court, arbitrator or governmental body, or (iii) is in violation of any statute, rule or regulation of any governmental authority, in each case of clauses (i), (ii) or (iii) above, except as could not reasonably be expected to, individually or in the aggregate, have or result in a Material Adverse Effect.

                  2.8      PRIVATE OFFERING.

                  Assuming the accuracy of the representations and warranties of the Purchaser set forth in Sections 3.1-3.7 hereof, the offer, issuance and sale of the Stock to the Purchaser as contemplated hereby are exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"). Neither the Company nor any Person acting on its behalf has taken or is, to the knowledge of the Company, contemplating taking any action which could subject the offering, issuance or sale of the Stock to the registration requirements of the Securities Act including soliciting any offer to buy or sell the Stock by means of any form of general solicitation or advertising.

                  2.9      SEC DOCUMENTS; FINANCIAL STATEMENTS.

                  The Company has filed all reports required to be filed by it under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials being collectively referred to herein as the "SEC Documents" and, together with the Schedule of Exceptions, the "Disclosure Materials"). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Securities and Exchange Commission (the "Commission") promulgated thereunder, and none of the SEC Documents, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. All material agreements to which the Company is a party or to which the property or assets of the Company are subject have been filed as exhibits to the SEC Documents as required under the Exchange Act. The financial statements of the Company included in the SEC Documents comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. Since December 31, 2000, except as specifically disclosed in the Disclosure Materials, (a) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (b) the Company has not incurred any liabilities (contingent or otherwise) other than (x) liabilities incurred in the ordinary course of business consistent with past practice and (y) liabilities not required to be reflected in the Company's financial statements, including the notes thereto, pursuant to GAAP or required to be disclosed in filings made with the Commission, (c) the Company has not altered its method of accounting or the identity of its auditors and (d) the Company has not declared or made any payment or distribution of cash or other property to its stockholders or officers or directors (other than in compliance with existing Company stock option plans with respect to its capital stock, stock purchase plan and earnout agreements with acquired companies), or purchased or redeemed (or made any agreements to purchase or redeem) any shares of its capital stock.

                  2.10     INVESTMENT COMPANY.

                  The Company is not, and is not an Affiliate (as defined in Rule 405 under the Securities Act) of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  2.11     CERTAIN FEES.

                  No fees or commissions will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement. The Purchaser shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement. The Company shall indemnify and hold harmless the Purchaser, its employees, officers, directors, agents and partners, and their respective Affiliates, from and against all claims, losses, damages, costs (including the costs of preparation and attorney's fees) and expenses suffered in respect of any such claimed or existing fees, as such fees and expenses are incurred.

                  2.12     LISTING AND MAINTENANCE REQUIREMENTS.

                  The Company has not, in the twelve months preceding the date hereof, received written notice from any stock exchange, market or trading facility on which the Common Stock is or has been listed (or on which it has been quoted) to the effect that the Company is not in compliance with the listing or maintenance requirements of such exchange, market or trading facility. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

                  2.13     PATENTS AND TRADEMARKS.

                  The Company and its Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and rights which are necessary or material for use in connection with their respective businesses as described in the SEC Documents, except where the failure to so have could not reasonably be expected to have or result in a Material Adverse Effect (collectively, the "Intellectual Property Rights"). Neither the Company nor any Subsidiary has received a written notice that the Intellectual Property Rights used by the Company or its Subsidiaries violates or infringes upon the rights of any Person. To the best knowledge of the Company, all such Intellectual Property Rights are enforceable, and there is no existing infringement by another Person of any of the Intellectual Property Rights.

                  2.14     REGISTRATION RIGHTS; RIGHTS OF PARTICIPATION.

                  Except as set forth in the Registration Rights Agreement or the Disclosure Materials, the Company has not granted or agreed to grant to any Person any rights (including "piggy-back" registration rights) to have any securities of the Company registered with the Commission or any other governmental authority which have not been satisfied. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents.

                  2.15     REGULATORY PERMITS.

                  The Company and its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Documents and are operating their respective businesses in compliance with the terms thereof, except where the failure to possess such permits or operate their business could not, individually or in the aggregate, reasonably be expected to have or result in a Material Adverse Effect ("Material Permits"), and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

                  2.16     TITLE.

                  The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them which is material to the business of the Company and its Subsidiaries and good and marketable title in all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all claims, liens or other encumbrances of any kind (collectively, "Liens"), except for Liens of the Agent in connection with the PNC Agreement and Liens that do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its Subsidiaries. Any real property and facilities held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases of which the Company and its Subsidiaries are in compliance in all material respects.

                  2.17     ABSENCE OF CERTAIN PROCEEDINGS.

                  Except as described in the SEC Documents, (i) neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving (A) a claim of violation of or liability under federal or state securities or "Blue Sky" laws or (B) a claim of breach of fiduciary duty; (ii) the Company does not have pending before the Commission any request for confidential treatment of information, and the Company has no knowledge of any expected such request that could be made prior to the Effective Date; and (iii) there has not been, and to the best of the Company's knowledge, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company.

                  2.18     LABOR RELATIONS.

                  Except as disclosed in the Disclosure Materials, no material labor problem exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company.

                  2.19     NON-PUBLIC INFORMATION.

                  All disclosure provided to the Purchaser regarding the Company, its business and the transactions contemplated hereby, including the Schedule of Exceptions, furnished by or on behalf of the Company are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

SECTION 3.        REPRESENTATIONS AND WARRANTIES OF THE PURCHASER.

                  The Purchaser hereby represents and warrants to the Company as follows:

                  3.1 ORGANIZATION; AUTHORITY. The Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder. The execution, delivery and performance by the Purchaser of this Agreement and the Registration Rights Agreement and the consummation by it of the transaction contemplated hereby and thereby, including purchase by the Purchaser of the Stock hereunder has been duly authorized by all necessary action on the part of the Purchaser. Each of this Agreement and the Registration Rights Agreement has been duly executed by the Purchaser, and when delivered by the Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Purchaser, enforceable against it in accordance with its terms, except to the extent that enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity) and except to the extent that rights to indemnification and contribution contained in this Agreement may be limited by federal or state securities or "Blue Sky" laws on public policy relating thereto.

                  3.2      INVESTMENT INTENT.

                  The Purchaser is acquiring the Stock as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Stock or any part thereof, without prejudice, however, to the Purchaser's right, subject to the provisions of the Registration Rights Agreement to sell or otherwise dispose of such Stock pursuant to an effective registration statement under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities or "Blue Sky" laws. The Purchaser does not have any agreement or understanding, directly or indirectly, with any Person to distribute the Stock.

                  3.3      PURCHASER STATUS.

                  At the time the Purchaser was offered the Stock, it was, at the date hereof it is, and on the date of the Closing it will be, an "accredited investor," as defined in Rule 501(a) under the Securities Act.

                  3.4      EXPERIENCE OF THE PURCHASER.

                  The Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Stock, and has so evaluated the merits and risks of such investment.

                  3.5      ABILITY OF THE PURCHASER TO BEAR RISK OF INVESTMENT.

                  The Purchaser is able to bear the economic risk of an investment in the Stock and is able to afford a complete loss of such investment.

                  3.6      ACCESS TO INFORMATION.

                  The Purchaser acknowledges that it has reviewed the Disclosure Materials and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Stock and the merits and risks of investing in the Stock; (ii) access to information about the Company and the Company's financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment and to verify the accuracy and completeness of the information contained in the Disclosure Materials. Neither such inquiries nor any other investigation conducted by or on behalf of the Purchaser or its representatives or counsel shall modify, amend or affect the Purchaser's right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company's representations and warranties contained in the Transaction Documents.

                  3.7      RESTRICTED SECURITIES.

                  The Purchaser understands that the Stock has not been and, except as required by the terms of the Registration Rights Agreement, will not be registered under the Securities Act, and are offered by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser's representations as expressed herein. The Purchaser understands that the Stock is "restricted securities" under applicable federal and state securities or "Blue Sky" laws and that, pursuant to these laws, the Purchaser must hold the Stock indefinitely unless its is registered with the Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Purchaser acknowledges that the Company has no obligation to register or qualify the Stock for resale except as set forth in the Registration Rights Agreement. The Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements, including, but not limited to, the time and manner of sale, the holding period for the Stock, and on requirements relating to the Company which are outside of the Purchaser's control, and which the Company is under no obligation and may not be able to satisfy.

                  3.8      NO PUBLIC MARKET.

                  The Purchaser understands that no public market now exists for any of the Stock, and that the Company has made no assurances that a public market will ever exist for the Stock.

                  3.9      LEGENDS.

                  The Purchaser understands that the Stock, and any securities issued in respect of or exchange for the Stock, may bear one or all of the following legends:

                           (A) "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY, OR OTHER EVIDENCE ACCEPTABLE TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933."

                           (B) Any legend required by any state securities or "Blue Sky" laws of any state to the extent such laws are applicable to the shares represented by the certificate so legended.

                  3.10     RELIANCE.

                  The Purchaser understands and acknowledges that (i) the Stock is being offered and sold to it without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act and (ii) the availability of such exemption depends in part on, and the Company will rely upon the accuracy and truthfulness of, the foregoing representations, and the Purchaser hereby consents to such reliance.

                  3.11     LIMITATION.

                  The Company acknowledges and agrees that the Purchaser does not make or has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this
Section 3.

SECTION 4.        CONDITIONS OF THE PURCHASER'S INVESTMENTS.

         The obligations of the Purchaser to the Company under this Agreement at each Closing (unless otherwise provided) are subject to the fulfillment of each of the following conditions, unless otherwise waived:

                  4.1      REPRESENTATIONS AND WARRANTIES.

                  The representations and warranties of the Company contained in
Section 2 hereof shall be true and correct in all material respects on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing.

                  4.2      PERFORMANCE.

                  The Company shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

                  4.3      REGISTRATION RIGHTS AGREEMENT.

                  The Company and the Purchaser shall have executed and delivered the Registration Rights Agreement at the Initial Closing.

                  4.4      NO INJUNCTION, ETC.

                  No preliminary or permanent injunction or other binding order, decree or ruling issued by a court or government agency shall be in effect which shall have the effect of preventing the consummation of the transactions contemplated by this Agreement.

                  4.5      COMPLIANCE CERTIFICATE.

                  The President of the Company shall deliver to the Purchaser at the Closing a certificate stating that the conditions specified in Sections 4.1, 4.2, 4.7 and 4.13 hereof have been fulfilled.

                  4.6      BLUE SKY.

                  The Company shall have obtained all necessary permits and qualifications, if any, or secured an exemption therefrom, required by any state or country prior to the offer and sale of the Stock.

                  4.7      CORPORATE PROCEEDINGS.

         All corporate and other proceedings required to carry out the transactions contemplated by this Agreement, and all instruments and other documents relating to such transactions, shall be reasonably satisfactory in form and substance to the Purchaser and its counsel, and the Purchaser and its counsel shall have been furnished with such instruments and documents as it shall have reasonably requested.

                  4.8      FILING OF STATEMENT OF RIGHTS.

                  The Statement of Rights shall have been filed with the Secretary of State of Minnesota and shall continue to be in full force and effect as of the Initial Closing.

                  4.9      CORPORATE DOCUMENTS.

                  The Company shall have delivered to the Purchaser or its counsel copies of all corporate documents of the Company as the Purchaser shall reasonably request.

                  4.10     SECRETARY'S CERTIFICATE.

                  The Purchaser shall have received from the Company's Secretary a certificate having attached thereto (i) the Company's Statement of Rights,
(ii) the Company's Bylaws as in effect at the time of the Closing, (iii) resolutions approved by or the written consent of the Board of Directors authorizing the transactions contemplated hereby and (iv) resolutions approved by the Company's stockholders authorizing the filing of the Statement of Rights, if necessary.

                  4.11     GOOD STANDING CERTIFICATES.

                  The Purchaser shall have received good standing certificates with respect to the Company from the applicable authority in Minnesota, dated within 7 days before the Closing.

                  4.12     OPINION OF COMPANY COUNSEL.

                  The Purchaser shall have received from Rogers & Hardin LLP, counsel for the Company, an opinion, dated as of the Initial Closing Date, in form and substance reasonably acceptable to the Purchaser.

                  4.13     SUBSIDIARY PURCHASE TRANSACTION.

                  The Company and the other parties thereto shall have executed and delivered the Subsidiary Purchase Agreement as of the Initial Closing and shall consummate the acquisition contemplated by the Subsidiary Purchase Agreement on the same day as and immediately following the Subsequent Closing.

SECTION 5.        CONDITIONS OF THE COMPANY'S OBLIGATIONS AT CLOSING.

                  The obligations of the Company to the Purchaser under this Agreement at each Closing (unless otherwise provided) are subject to the fulfillment of each of the following conditions, unless otherwise waived:

                  5.1.     REPRESENTATIONS AND WARRANTIES.

                  The representations and warranties of the Purchaser contained in Section 3 hereof shall be true and correct in all material respects.

                  5.2      PERFORMANCE.

                  All covenants, agreements and conditions contained in this Agreement to be performed by the Purchaser shall have been performed or complied with in all material respects.

                  5.3      REGISTRATION RIGHTS AGREEMENT.

                  The Purchaser and the Company shall have executed and delivered the Registration Rights Agreement at the Initial Closing.

                  5.4      QUALIFICATIONS.

                  All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Stock pursuant to this Agreement shall be obtained and effective as of the Closing.

                  5.5      COMPLIANCE CERTIFICATE.

                  The President of the Purchaser shall deliver to the Company at the Closing a certificate stating that the conditions specified in Sections 5.1 and 5.2 hereof have been fulfilled.

SECTION 6.        COVENANTS.

                  6.1      NOTICE OF ADVERSE CHANGES.

                  The Company shall promptly notify the Purchaser of any material adverse change in the business, prospects, assets or condition (financial or otherwise) of the Company and of any litigation or governmental proceeding or investigation brought or, to the best of the Company's knowledge, threatened against the Company or any officer, director, key employee or principal stockholder of the Company materially adversely affecting or which, if adversely determined, could reasonably be expected to materially adversely affect its business, prospects, assets or condition (financial or otherwise).

                  6.2      AUTOMATIC REDEMPTION.

                  The Company shall redeem from the Purchaser, and the Purchaser shall sell and transfer to the Company, without further notice or instruction, all of the Stock purchased and sold in the Initial Closing if the Subsidiary Purchase Agreement is terminated prior to the closing of the transactions contemplated thereby for any reason other than as set forth in Section 8.2 thereof. The purchase price for such shares of the Stock shall be delivered pursuant to the terms of the Escrow Agreement and shall be equal to $2,300,000.00, plus all interest that has accrued on such amount in the Escrow Fund (as defined in the Escrow Agreement) since the date of the Escrow Agreement. Immediately upon receipt of the purchase price hereunder, the Purchaser shall deliver the share certificates evidencing its ownership of the Stock to be redeemed hereunder duly endorsed for transfer to the Company, or accompanied by duly executed instruments of assignment of such shares separate from the certificates.

SECTION 7.        TERMINATION.

         This Agreement may be terminated, and the purchase of the Stock shall thereupon be abandoned, before the Closing by the mutual written consent of the Company and the Purchaser. This Agreement shall be immediately terminated without any further action of the Company and the Purchaser, and the purchase of the Stock shall thereupon be abandoned, upon the termination of that certain Agreement and Plan of Merger by and among the Company, the Purchaser and Titan Acquiring Sub, Inc. dated of even date herewith (the "Merger Agreement") or upon the consummation of the transactions contemplated thereby. This Agreement may be terminated, and Purchaser shall be relieved of all of its obligations hereunder (except as set forth in Section 6.2 hereof), if Purchaser has not purchased an aggregate of $10,000,000 of the Stock by December 31, 2001 due to a failure of the satisfaction of the conditions precedent to such purchase or a Material Adverse Change, and not due to a breach of Purchaser's obligations hereunder. Upon the termination of this Agreement, neither the Company nor the Purchaser shall have any further obligation to the other, except that no termination of this Agreement under any provision of this Section 7 shall prejudice any claim either may have under this Agreement that arises prior to the effective date of such termination.

SECTION 8.        MISCELLANEOUS.

                  8.1      SURVIVAL OF WARRANTIES.

                  Unless otherwise set forth in this Agreement, the warranties, representations, covenants and agreements made herein shall survive until the earlier of (i) the date that is six (6) months following the Subsequent Closing and (ii) the date on which the consummation of the transactions contemplated by the Merger Agreement occurs.

                  8.2      TRANSFER; SUCCESSORS AND ASSIGNS; ASSIGNMENT.

                  The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. This Agreement and each party's rights and obligations hereunder, may not be assigned or delegated without the express written consent of the other party hereto.

                  8.3      GOVERNING LAW.

                  This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Georgia, without giving effect to principles of conflicts of law.

                  8.4      COUNTERPARTS; FACSIMILE DELIVERY.

                  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument. Executed counterparts may be delivered via facsimile transmission.

                  8.5      TITLES AND SUBTITLES; EXHIBITS.

                  The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. Each of the Exhibits to this Agreement is hereby incorporated herein by this reference as if such Exhibit was set forth in its entirety herein.

                  8.6      NOTICES.

                  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 6:30 p.m. (Atlanta, Georgia time) on any day during which national banks located in Atlanta, Georgia are open for regular business (a "Business Day"), (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Agreement later than 6:30 p.m. (Atlanta, Georgia time) on any date and earlier than 11:59 p.m. (Atlanta, Georgia time) on such date, (iii) the Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or
(iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

                  If to the Company:

                           Verso Technologies, Inc.
                           400 Galleria Parkway
                           Suite 300
                           Atlanta, Georgia  30339
                           Attention: Chief Financial Officer
                           Facsimile No.: (678) 589-3750

                  With a copy to:

                           Rogers & Hardin LLP
                           2700 International Tower
                           229 Peachtree Street, N.E.
                           Atlanta, GA 30303
                           Facsimile No.: (404) 525-2224
                           Attention: Steven E. Fox, Esq.

                  If to the Purchaser:

                           Telemate.Net Software, Inc.
                           4250 Perimeter Park South
                           Suite 200
                           Atlanta, Georgia 30341-1201
                           Attention: Chief Financial Officer
                           Facsimile No.: (770) 936-3710

                  With a copy to:

                           Morris, Manning & Martin, LLP
                           1600 Atlanta Financial Center
                           3343 Peachtree Road
                           Atlanta, GA 30326
                           Facsimile No.: (404) 365-9532
                           Attention: John C. Yates, Esq.

                  8.7      FINDER'S FEE.

                  Each party represents that it neither is nor will be obligated for any finder's fee or commission in connection with this transaction. The Purchaser agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which the Purchaser or any of its officers, employees or representatives is responsible. The Company agrees to indemnify and hold harmless the Purchaser from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

                  8.8      FEES AND EXPENSES.

                  Each of the Company and the Purchaser shall bear its own fees and expenses incurred with respect to this Agreement, the documents referred to herein and the transactions contemplated hereby and thereby.

                  8.9      ATTORNEY'S FEES.

                  If any action at law or in equity (including arbitration) is necessary to enforce or interpret the terms of any of the Transaction Documents, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

                  8.10     AMENDMENTS AND WAIVERS.

                  Any term of this Agreement may be modified, amended or waived with the written consent of the Company and the Purchaser. Any amendment or waiver effected in accordance with this Section 8.10 shall be binding upon the Purchaser and each transferee of the Stock, each future holder of the Stock, and the Company.

                  8.11     SEVERABILITY.

                  If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

                  8.12     DELAYS OR OMISSIONS.

                  No delay or omission to exercise any right, power or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting party, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party shall be cumulative and not alternative.

                  8.13     ENTIRE AGREEMENT.

                  This Agreement, and the documents referred to herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements relating to the subject matter hereof existing between the parties hereto are expressly canceled.

                            [Signature Pages Follow]

                  IN WITNESS WHEREOF, the parties hereto have caused this Series B Preferred Stock Purchase Agreement to be executed and delivered by its duly authorized officer, all as of the date first written above.

                                     COMPANY:

                                     VERSO TECHNOLOGIES, INC.


                                     By: /s/ Juliet M. Reising
                                        ----------------------------------------
                                     Name:  Juliet M. Reising
                                          --------------------------------------
                                                  (print)
                                     Title: Exec. VP and Chief Financial Officer
                                           -------------------------------------



                                     PURCHASER:

                                     TELEMATE.NET SOFTWARE, INC.


                                     By:    /s/ Janet Van Pelt
                                        ----------------------------------------
                                     Name:  Janet Van Pelt
                                          --------------------------------------
                                                  (print)
                                     Title: Chief Financial Officer
                                           -------------------------------------